CULLEN FUNDS TRUST

Cullen High Dividend Equity Fund

Cullen International High Dividend Fund

Cullen Small Cap Value Fund

Cullen Value Fund

Cullen Emerging Markets High Dividend Fund

Cullen Enhanced Equity Income Fund (together, the “Funds”)

Supplement dated May 2, 2022 to the

Prospectus dated October 28, 2021, and the

Statement of Additional Information (“SAI”) dated October 28, 2021

Change of Service Provider

Effective May 2, 2022, the Board of Trustees of the Trust appointed Paralel Technologies LLC (“Paralel”) to serve as the Funds’ administrator and accounting agent. As a result, all references to ALPS Fund Services, Inc.’s service as the Fund’s administrator and/or accountant in the Funds’ Prospectus and SAI are deleted and replaced with references to Paralel. ALPS Fund Services, Inc. will continue to serve as the Funds’ transfer agent and dividend disbursing agent.

Changes to Prospectus

On page 52 of the Prospectus the section entitled “Custodian, Transfer Agent, Dividend Disbursing Agent and Fund Administrator” is deleted and replaced in its entirety with the following:

Custodian, Transfer Agent, Dividend Disbursing Agent, and Fund Administrator

Brown Brothers Harriman & Co. serves as custodian for the Funds’ cash and securities. ALPS Fund Services, Inc. provides transfer agency and dividend disbursing to the Funds. Paralel Technologies LLC provides fund administrative and accounting services to the Funds.

On the back cover of the Prospectus, the references to the section entitled “Fund Administrator and Dividend Disbursing Agent” is deleted and replaced in its entirety with the following:

FUND ADMINISTRATOR AND ACCOUNTANT

Paralel Technologies LLC

Denver, Colorado

Changes to SAI

On page B-38 of the SAI the section entitled “Fund Administration” is hereby deleted and replaced in its entirety with the following:

Fund Accounting and Administration

Beginning May 2, 2022, Paralel Technologies LLC (“Paralel”) provides certain fund administrative, bookkeeping and accounting services to the Trust and each of the Funds. These services include, among others, board meeting coordination, budgeting, coordinating insurance, regulatory filing coordination, portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance monitoring services. For its services, the Funds pay Paralel a fee based on aggregate Trust assets. No fees were paid to Paralel for the prior three fiscal years.

Prior to May 2, 2022, ALPS Fund Services, Inc. (“ALPS”) served as administrator to the Trust and each of the Funds. The Funds paid the listed amounts to ALPS for administrative and accounting services for the following fiscal years:

	Fiscal Year Ended June 30, 2021	Fiscal Year Ended June 30, 2020	Fiscal Year Ended June 30, 2019
High Dividend Fund	$388,460	$423,700	$444,923
International High Dividend Fund	$85,374	$71,694	$76,080
Small Cap Value Fund	$17,791	$15,701	$9,895
Value Fund	$23,275	$24,051	$18,735
Emerging Markets High Dividend Fund	$122,096	$122,737	$126,072
Enhanced Equity Income Fund	$38,330	$31,858	$25,079

On page B-54 of the SAI the section entitled “Fund Administrator” is hereby deleted and replaced in its entirety with the following:

Fund Administrator and Accountant

Paralel Technologies LLC, 1700 Broadway, Suite 1230, Denver, CO 80290, acts as the fund administrator and accountant for each Fund.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.